Exhibit 99.1

Certification of the President and Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Robert C. Hagerty, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Polycom, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Polycom, Inc.

May 12, 2003	By:	/s/ ROBERT C. HAGERTY
	Name:	Robert C. Hagerty
	Title:	President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Polycom, Inc. and will be retained by Polycom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of the Senior Vice President, Finance and Administration and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Michael R. Kourey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Polycom, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Polycom, Inc.

May 12, 2003	By:	/s/ MICHAEL R. KOUREY
	Name:	Michael R. Kourey
	Title:	Senior Vice President, Finance and Administration and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Polycom, Inc. and will be retained by Polycom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.